SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 6, 2006
COLOR KINETICS INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50798	04-3391805

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Milk Street, Suite 1100, Boston, Massachusetts 02108
(Address of principal executive offices) (Zip Code)
(617) 423-9999
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated, December 6, 2006

Item 8.01 Other Events.
Super Vision Litigation
On December 6, 2006, Color Kinetics Incorporated (the “Registrant”) and Super Vision International, Inc. (“Super Vision”) issued a press release announcing that the Registrant and Super Vision reached a comprehensive settlement ending all pending litigation between the two companies. Super Vision shall pay the Registrant $825,000 in equal installments over twelve months as settlement for all past claims the Registrant has against Super Vision, including the amount awarded to the Registrant by the U.S. District Court for the District of Massachusetts, as well as ongoing royalties on the manufacture and sale of Super Vision’s LED-based lighting products.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibit
99.1	Press release dated December 6, 2006 regarding the comprehensive settlement between the Registrant and Super Vision.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLOR KINETICS INCORPORATED
By:	/s/ David K. Johnson
David K. Johnson
Chief Financial Officer

Date: December 6, 2006